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                                                                    EXHIBIT 10.8

                             UNIT PURCHASE AGREEMENT


         THIS UNIT PURCHASE AGREEMENT (this "Agreement") is entered into as of this 20th day of August, 1999 among AutoConnect, L.L.C., a Delaware limited liability company (the "Company"), Manheim Auctions, Inc., a Delaware corporation ("Manheim"), ADP, Inc., a Delaware corporation ("ADP"), and KPCB Holdings, Inc., as nominee ("KPCB" and together with the Company, Manheim, and ADP, the "Parties").

                                    RECITALS:

         A. The Company was originally formed by Manheim and ADP on December 18, 1997 pursuant to an Operating Agreement (the "Initial Operating Agreement").

         B. TPI, Inc. ("Cox") and LTM Company, L.P. ("LTM"), as the only partners of Trader Publishing Company ("Trader"), have agreed to cause Trader to contribute certain of its assets to the Company pursuant to a Contribution Agreement (the "Contribution Agreement") dated the date hereof.

         C. In connection with the closing (the "Contribution Closing") of the transactions contemplated under the Contribution Agreement (the "Contribution Transaction"), (i) the Company has issued to Cox and LTM certain units and membership interests and admitted Cox and Landmark as members of the Company, all as more specifically described in the Contribution Agreement and the Amended and Restated Limited Liability Company Agreement of the Company dated the date hereof (the "Restated LLC Agreement"), which amends and restates the Initial Operating Agreement in its entirety.

         D. The Company has authorized the issuance and sale to KPCB of 139,752 Class A Units (as defined in the Restated LLC Agreement), and KPCB desires to subscribe for and purchase such Class A Units, all on and subject to the terms and conditions set forth below.

         In consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       DEFINITIONS

         All capitalized terms which are not defined herein shall have the meanings set forth in the Restated LLC Agreement.

2.       ISSUANCE AND SALE OF UNITS

         Upon the terms and subject to the conditions set forth herein, the Company hereby issues and sells to KPCB, and KPCB hereby purchases from the Company, 139,752 Class A Units (the "Purchase Units") for an aggregate cash purchase price of $12,111,801.24 (the "Purchase Price"). KPCB's Membership Interest immediately following such purchase (assuming the Cox Assignment as defined below) shall equal 8.5%.


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3.       CLOSING DATE; DELIVERY

         3.1. Closing Date. The closing of the purchase and sale of the Purchase Units hereunder (the "Subscription Closing") shall be held at the offices of Dow, Lohnes & Albertson, PLLC, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as shall be mutually agreeable to the Parties, on August 20, 1999, immediately following the Contribution Closing (the "Closing Date").

         3.2. Delivery. At the Subscription Closing, the Company will deliver to KPCB the Restated LLC Agreement, against payment by wire transfer of the Purchase Price.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce KPCB to enter into this Agreement, the Company represents and warrants to KPCB that the statements in this Article 4 are correct and complete as of the date of this Agreement. The following representations and warranties, other than those set forth in Sections 4.2 and 4.3 below, assume that the Contribution Closing shall not have occurred (and, in the case of forward looking statements, will not occur) such that the Company would not be affected by or subject to the Contribution Transaction.

         4.1. Organization, Good Standing Qualification and Subsidiaries. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite limited liability company power and authority (a) to execute and deliver this Agreement and any other agreement to which the Company is a party and the execution and delivery of which is contemplated hereby (the "Related Agreements"), (b) to issue and sell the Purchase Units, and to carry out the provisions of this Agreement and any Related Agreements, and (c) to conduct its business as presently conducted and as proposed to be conducted. The Company is duly qualified and is in good standing in each jurisdiction where the failure to be so qualified would have a material and adverse effect on the business, properties, operations or financial condition of the Company. The Company has no subsidiaries, participates in no joint ventures, and does not own or control or have a commitment to purchase or acquire, directly or indirectly, any equity interest in any entity.

         4.2. Authorization and Binding Obligation. All action on the part of the Company, its Management Committee and Members necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale, issuance and delivery of the Purchase Units has been taken. This Agreement and the Related Agreements have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. The Purchase Units are not subject to any preemptive rights or rights of first refusal, except for such preemptive rights as have been waived


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hereunder solely for purposes of this transaction or as set forth in the
Restated LLC Agreement.

         4.3. Absence of Conflicting Agreements; Noncontravention. The execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation of the transactions contemplated hereby (with or without the giving of notice, the lapse of time or both): (a) will not conflict with or result in any violation or default of any provision of the Certificate of Formation or Restated LLC Agreement of the Company; (b) will not conflict with, result in a breach of, or constitute a default under, any applicable law, rule or regulation, judgment, order, ordinance, injunction or decree of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, franchise, certificate, license or permit to which the Company is a party or may be bound or by which its business or assets are affected. Assuming the accuracy of the representations of KPCB set forth in Article 5 hereof, no consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Purchase Units.

         4.4. Membership Interests and Capital Accounts. Schedule 4.4 is a true and complete list of the Company's Members and their respective Membership Interests, Capital Accounts and Unit holdings immediately prior to and immediately after (assuming the Cox Assignment) the Subscription Closing. All issued and outstanding Units representing the Company's Membership Interests (a) have been duly authorized and validly issued and (b) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as provided in the Restated LLC Agreement and the exhibits thereto, the Company is not a party to any outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy, voting or member agreements, nor are there any other agreements of any kind to which the Company is a party or, to its knowledge, which apply to the purchase or acquisition of any of its securities. Except as provided in the Registration Rights Agreement, the Company is not presently under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

         4.5. Financial Statements. The Company has delivered to KPCB the following financial statements (collectively, the "Financial Statements"): (a) the unaudited balance sheet and statement of operations and cash flows for the Company as of and for the fiscal year ended December 31, 1998, and (b) the unaudited balance sheet (the "July Balance Sheet") and statement of operations and cash flows for the Company as of and for the six months ended July 31, 1999. The Financial Statements (a) are in accordance with the books and records of the Company (which books and records are complete and correct in all material respects), (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and (c) fairly present the financial condition and operating results of the Company as of the dates and during the periods indicated


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therein, except that the unaudited Financial Statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein and are subject to normal recurring year-end audit adjustments which are not, individually or in the aggregate, expected to be material.

         4.6.     Absence of Undisclosed Liabilities. Except as set forth on
Schedule 4.6, the Company has no material liabilities, contingent or otherwise, other than (a) liabilities shown on the face of the July Balance Sheet, (b) liabilities incurred in the ordinary course of business subsequent to July 31, 1999, and (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         4.7. Absence of Certain Changes or Events. Since July 31, 1999, other than as set forth on Schedule 4.7 hereto and other than as set forth in the Restated LLC Agreement and the Related Agreements, there has not been:

                  (a) any change in the assets, liabilities, condition (financial or otherwise), affairs, earnings, business, or operations of the Company, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

                  (b) any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty or otherwise;

                  (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company, taken as whole;

                  (d) any waiver by the Company of a valuable right or of a material debt owed to it;

                  (e) any loans made by the Company to its employees, officers or directors other than advances of expenses made in the ordinary course of business;

                  (f) any distribution of the assets of the Company or any direct or indirect redemption, purchase or acquisition of any of the Company's Units;

                  (g)      any labor organization activity or labor trouble;

                  (h) any other event or condition of any character which has materially and adversely affected the business, condition, affairs, operations, properties or assets of the Company;

                  (i) any material increases in the compensation of any of the Company's employees, officers or directors;


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                  (j)      any resignation or termination of employment of any
officer or key employee of the Company;

                  (k) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the business, properties or financial condition of the Company;

                  (l) any material change to a Material Contract or material arrangement by which the Company or any of its assets is bound or subject;

                  (m) any sale, assignment or transfer of any material patents, trademarks, copyrights, trade secrets or other intangible assets;

                  (n) any mortgage, pledge, transfer of a security interest in, or lien created by the Company with respect to any of its material properties or assets; or

                  (o) any agreement entered into by the Company to do any of the foregoing matters covered by Sections 4.7(a) through 4.7(n).

         4.8. Title to Properties and Assets; Liens, etc. The Company has good title to, or a valid leasehold interest in, all its material properties and assets, including all properties and assets reflected in the July Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, encumbrance or charge, other than the lien of current taxes, assessments, governmental charges or levies not yet due and payable and the mortgages, pledges, liens, encumbrances and charges set forth in Schedule 4.7 ("Permitted Encumbrances"). The Company does not own, and has never owned, any real property.

         4.9.     Intellectual Property.

                  (a) The Company owns, free and clear of all security interests, liens, encumbrances or other charges (except for Permitted Encumbrances), or has the valid right to use, all Intellectual Property (as defined below in this Section 4.9) used by it in its business as currently conducted or as currently proposed by it to be conducted. Except as set forth on
Schedule 4.9, no other person or entity (other than licensors of software that is generally commercially available, and their respective other licensees, and licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (d) below and their respective other licensees) has any rights to any of the Intellectual Property owned or used by the Company, and, to the knowledge of the Company, no other person or entity is infringing, violating or misappropriating any of the Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and URLs, and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for


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registration thereof, (iv) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and (v) other proprietary rights relating to any of the foregoing.

                  (b) None of the activities or business conducted by the Company infringes, violates or constitutes a misappropriation of any Intellectual Property of any other person or entity and, to the Company's knowledge, none of the activities or business currently proposed to be conducted by the Company infringes, violates or constitutes a misappropriation of any Intellectual Property of any other person or entity. Other than as set forth on
Schedule 4.9, the Company has not received any complaint, claim or notice alleging any such infringement, violation or misappropriation, and to the knowledge of the Company, there is no reasonable basis for any such complaint, claim or notice.

                  (c) Schedule 4.9(c) identifies (i) each patent that has been issued or assigned to the Company with respect to any of its Intellectual Property, (ii) each pending patent application that the Company has made with respect to any of its Intellectual Property, and (iii) each copyright registration or application, each trademark registration or application, and each domain name registration or application with respect to the Company's Intellectual Property. The contracts designated on Schedule 4.11 as relating to this Section 4.9(c) include all of the material licenses or other agreements pursuant to which the Company has granted any rights to any third party with respect to any of its Intellectual Property.

                  (d) Schedule 4.9(d) identifies each agreement with third parties pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. The contracts designated on Schedule 4.11 as relating to this Section 4.9(d) include additional license agreements and distribution agreements with third parties pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company that is owned by a party other than the Company. Other than license fees for software that is generally commercially available or license fees due to third parties pursuant to the agreements appropriately designated on Schedule 4.9(d) and Schedule 4.11, the Company is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.

                  (e) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company's knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by the officers, directors, shareholders and employees of the Company the result of which would be to materially compromise the rights of the Company to apply for or enforce appropriate legal protection of the Company's Intellectual Property.


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                  (f)      All of the Company's owned Intellectual Property has
been created by employees of the Company within the scope of their employment by the Company or by independent contractors of the Company who have executed agreements expressly assigning all right, title and interest in such Intellectual Property to the Company. Except as set forth on Schedule 4.9(f), no portion of the Company's owned Intellectual Property was jointly developed with any third party. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

         4.10. Compliance with Other Instruments. The Company is not in violation of any term of its Restated LLC Agreement, or in any material respect of any term or provision of any material mortgage, evidence of indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to the Company or to which its properties is subject.

         4.11. Material Contracts and Obligations. Schedule 4.11 sets forth a list of all material agreements or commitments of any nature to which the Company is a party or by which it is bound ("Material Contracts"), including without limitation:

                  (a) Any agreement which requires future expenditures by the Company in excess of $50,000 or which might result in payments to the Company in excess of $50,000.

                  (b) Any employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements.

                  (c) Any material distributor or sales representative agreement.

                  (d) Any material agreement relating to the acquisition, transfer, distribution, use, development, sharing or license of any technology or Intellectual Property.

                  (e) Any material agreement relating to hyperlinks, co-branded sites, affiliations, barters, revenue sharing, advertising sales, data distribution or data acquisition or content.

                  (f) Any agreement with any current or former member, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity.

                  (g) Any agreement under which the Company is restricted or limited in any material respect from carrying on any business or other services anywhere in the world.

                  (h) Any agreement relating to indebtedness for borrowed money or evidencing a security interest or mortgage in the assets of the Company.


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                  (i)      Any guaranty issued by the Company.

                  (j) Any agreement relating to the acquisition, issuance or transfer of any Units or securities of the Company other than the Restated LLC Agreement and the Related Agreements.

                  (k) Any agreement relating to the acquisition or disposition of a material portion of the Company's assets.

                  (l) Any agreement for the acquisition of the business or shares of another party.

                  (m) Any outstanding offer, commitment or obligation to enter into any agreement of the nature described in subsections (a) through (l) of this Section 4.11.

         The Company or its counsel has delivered or made available to KPCB's counsel copies of each of the foregoing agreements; provided, however, that the Company shall not be obligated to provide to KPCB copies of any employee benefit plans with respect to which the Company shall not retain any liability after the Closing. All of such agreements are valid, binding and in full force and effect. Neither the Company, nor, to the Company's knowledge, any other party thereto, is in default of any of its obligations under any of such agreements in a manner which could have a material adverse effect on the Company.

         4.12. Taxes. The amount shown on the July Balance Sheet as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type involving or related to the Company is pending or, to the best of the Company's knowledge, threatened. The Company has withheld or collected from each payment made to its partners or employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. The Company qualifies (and has since the date of its formation qualified) and, giving effect to the terms of the Restated LLC Agreement, will qualify immediately after the Closing Date, to be treated as a partnership for federal income tax purposes and none of the Company or any member or any taxing authority has taken a position inconsistent with such treatment.

         4.13. Claims and Legal Actions. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor to the best of the Company's knowledge, is there any threat thereof, except for any proceedings generally affecting the Internet industry). The Company is not a party to or subject to any writ, order, injunction, decree or judgment and there is no action, suit,


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proceeding or investigation by the Company currently pending or which the
Company currently intends to originate.

         4.14. Compliance with Laws; Permits. The Company is not nor has it been in violation of (nor would any policy, procedure or practice of the Company be reasonably expected to result in a violation of), or delinquent in respect to, any statute, rule, regulation, order, restriction, decree, arbitration award, or any agreement with, or any license or permit from, any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of the Company's business or the ownership of its properties which violation has or would reasonably be expected to materially and adversely affect the business, assets, liabilities, financial condition, operations of the Company. Without limiting the foregoing, the Company is not nor has it been in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such applicable statute, law or regulation. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company, and the Company has no knowledge or belief that it will not be able to obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted under the Company's current business plan. The Company is not in default in any material respect under such franchises, permits, licenses or other similar authority.

         4.15. Employees; Employee Benefits. To the best of the Company's knowledge, no employee or consultant of the Company is in violation of any material term of any employment contract or any other contract or agreement relating to the relationship of any employee or consultant with the Company or any other party because of the nature of the business conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees and there is no strike or labor dispute or union organization activities threatened or pending. The Company has not received notice and has no knowledge otherwise that any key employee of the Company has any plans to terminate his or her employment with the Company, nor does the Company have a present intention, except as previously disclosed to KPCB by the Company, to terminate the employment of any key officer. Except as set forth on Schedule 4.15, the Company does not have any deferred compensation, pension, profit sharing, bonus, insurance, severance or other similar employee benefit plan or obligation covering any of its employees or any plan subject to the Employee Retirement Income Security Act of 1974. The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws relating to employment. Except for Schedule 4.15, the Company's obligations to its independent contractors or consultants are limited to payment of fees for services rendered. Except as may be set forth in Schedule 4.15, subject to the general principles related to wrongful termination, the employment of each officer and employee of the Company is terminable at the will of the Company.

         4.16. Insurance. The Company maintains or is covered by valid policies of workers' compensation insurance, directors' and officers' liability insurance, and of insurance with


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respect to its properties and business of the kinds and in the amounts that the
Company believes is reasonable, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

         4.17. Brokers or Finders; Other Offers. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         4.18. Related-Party Transactions. Except as set forth on Schedule 4.18, to the Company's knowledge, no member, Broad Affiliate of a member (defined below), manager or officer of the Company (each, a "Related Party") has any direct or indirect ownership interest in any firm or corporation with which the Company has a material business relationship (or any firm or corporation that competes with the Company), nor does any such Related Party receive any material benefit from any material contract with the Company (other than such contracts as relate to any such person's ownership interest in the Company). For the purposes of this Section 4.18, "Broad Affiliate" has the meaning given such term in the Restated LLC Agreement.

         4.19. No Bankruptcy. The Company is not bankrupt or insolvent, nor is it a party to any current or threatened bankruptcy, insolvency or similar proceeding.

         4.20. No Guarantees. The Company has not guaranteed the obligations or liabilities of any other person, firm or corporation.

         4.21. Veracity. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein, in light of all the circumstances under which they were made, not misleading, and there is no fact or condition known to the Company which has not been disclosed in writing to KPCB that has had or would reasonably be likely to have a material adverse effect on the Company's ability to perform its material obligations under this Agreement.

5.       REPRESENTATIONS AND WARRANTIES OF KPCB

         In order to induce the Company to enter into this Agreement, KPCB represents and warrants to the Company that the statements contained in this
Article 5 are correct and complete as of the date of this Agreement.

         5.1. Authorization. This Agreement when executed and delivered by KPCB will constitute a valid and legally binding obligation of KPCB, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. All consents necessary, if any, to authorize KPCB to enter into this Agreement and the Related Agreements have been obtained.


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         5.2.     Experience. KPCB has substantial experience in evaluating and investing in private placement transactions so that KPCB is capable of evaluating the merits and risks of KPCB's investment in the Company. KPCB, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Units hereunder.

         5.3. Investment. KPCB is acquiring the Purchase Units for investment for KPCB 's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. KPCB understands that the Units to be purchased have not been, and may not be, registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state ("Blue Sky Laws") by reason of a specific exemption or exemptions from the registration provisions of the Securities Act or Blue Sky Laws which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of KPCB's representations as expressed herein.

         5.4. Accredited Investor. KPCB represents that it is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

         5.5. Rule 144. KPCB acknowledges that the Units must be held indefinitely unless subsequently registered under the Securities Act and applicable Blue Sky Laws or an exemption from such registration is available.

         5.6. Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by KPCB any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

6.       CONDITIONS TO CLOSING OF KPCB

         KPCB's obligation to purchase the Purchase Units at the Subscription Closing is subject to the fulfillment as of the Closing Date of the following conditions:

         6.1. Contribution Closing. The closing of the Contribution Transaction shall have been consummated in accordance with the terms of the Contribution Agreement and the Restated LLC Agreement shall be in full force and effect.

         6.2. Authorization. All action on the part of the Company, its Management Committee and Members necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements, the authorization, sale, issuance and delivery of the Purchase Units, and the performance of all of the Company's obligations hereunder and under the Related Agreements shall have been taken in accordance with and as required by the Company's Restated LLC Agreement.

         6.3. Representation and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The President of the Company shall deliver to KPCB at the Subscription Closing a certificate certifying that the conditions specified in Sections 6.1 through 6.4 have been fulfilled.

         6.4. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.5. Opinion of Company's Counsel. KPCB shall have received from Dow, Lohnes & Albertson, PLLC, an opinion addressed to it dated the Closing Date, in the form attached hereto as Exhibit A.

         6.6. Consents and Waivers. The Company shall have obtained any and all material consents (including but not limited to governmental or regulatory consents or approvals) permits and waivers applicable to the Company necessary or appropriate for the consummation of the transactions contemplated by this Agreement and the Related Agreements.

         6.7. Cox Assignment. Cox shall have assigned 18,634 of its Class A Units in the Company to KPCB pursuant to an Assignment and Assumption of Membership Interest dated the date hereof (the "Cox Assignment").

7.       MISCELLANEOUS

         7.1. Survival. The covenants made herein shall survive the closing of the transactions contemplated hereby. All representations and warranties shall survive the closing of the transactions contemplated hereby for the survival period set forth in the Contribution Agreement.

         7.2. Notices. All notices and other communications hereunder shall be (a) in writing; (b) delivered by telecopy, by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested; (c) deemed given on the date and at the time shown on the telecopy confirmation of receipt (if delivered by telecopy), on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail); and
(d) addressed to the parties at their addresses specified on the signature page to this Agreement (or at such other address for a party as shall be specified by like notice).

         7.3. Waiver. Any waiver of any terms or conditions of this Agreement shall be in writing and shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or of any other provision of this Agreement.

         7.4. Captions; Partial Invalidity. The captions, section numbers and index appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Agreement, nor in any way affect this Agreement.

         7.5. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one complete set of such counterparts. Any counterpart of this Agreement which has attached to it separate signature pages, which together contain the signatures of all parties hereto, shall for all purposes be deemed a fully executed original.

         7.6. Variations of Pronouns; Number; Gender. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

         7.7. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to its conflict of laws provisions. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

         7.8. Third Parties. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any employee or creditor of any party hereto, nor any other person not a party hereto.

         7.9. Entire Agreement. This Agreement and all of the Related Agreements and exhibits attached hereto shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect; and there are no restrictions, agreements, representations, warranties, arrangements, or undertakings, oral or written, between or among the parties relating to the transactions contemplated hereby which are not fully expressed or referred to herein. This Agreement cannot be changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

         7.10. Benefit and Binding Effect. Other than in connection with a pledge, assignment or other transfer of all or any of its interest in the Company that is permitted by the Operating Agreement, none of the parties hereto may assign the rights under or delegate any duties under this Agreement without the prior written consent of the other parties hereto. This Agreement


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shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7.11. Expenses. Except as otherwise expressly provided, the Company and KPCB shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby.

         7.12. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                    COMPANY:

                                    AUTOCONNECT, L.L.C.


                                    By:  /s/ Dennis Berry
                                        ---------------------------------------
                                    Name:  Dennis Berry
                                          -------------------------------------
                                    Title: Member of Management Committee
                                           ------------------------------------

                                    Address for Notices:

                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention:  Victor A. Perry, III
                                    Facsimile:  (404) 843-5755

                                    MANHEIM:

                                    MANHEIM AUCTIONS, INC.

                                    By: /s/ Dennis Berry
                                        ---------------------------------------
                                    Name:  Dennis Berry
                                          -------------------------------------
                                    Title:  President
                                           ------------------------------------

                                    Address for Notices:

                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention:  G. Dennis Berry
                                    Facsimile:  (404) 843-5755

                                    ADP:

                                    ADP, INC.

                                    By:  /s/ Allan Stejskal
                                        ---------------------------------------
                                    Name:  Allan Stejskal
                                          -------------------------------------
                                    Title:   Vice President Dealer Services
                                           ------------------------------------

                                    Address for Notices:

                                    1950 Hassell Road
                                    Hoffman Estates, Illinois 60195
                                    Attention:  President
                                    Facsimile:  (847) 781-9873

                                    KPCB:

                                    KPCB Holdings, Inc., as nominee

                                    By: /s/ Joseph S. Lacob
                                        ---------------------------------------
                                    Name: Joseph S. Lacob
                                          -------------------------------------
                                    Title: Senior Vice President
                                           ------------------------------------



                                    Address for Notices:

                                    Kleiner, Perkins, Caufield & Byers
                                    2750 Sand Hill Road
                                    Menlo Park, California  94025
                                    Attention: Joseph S. Lacob
                                               --------------------------------
                                    Facsimile: 650-233-0323
                                               ---------------------------------